FORM 8-K/A


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES ACT OF 1934


         Date of Report (Date of earliest event reported): May 16, 2001





                          THE HARTCOURT COMPANIES INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter.)





         Utah                       001-12671             87-0400541
------------------------------   ----------------    -----------------------
(State or other jurisdiction      (Commission            IRS Employer
 of incorporation)                File Number)        Identification No.)




       9800 S. Sepulveda Blvd., Suite 818, Los Angeles, California 90045
 ----------------------------------------------------------------------------
                    (Address of principal executive offices)



                                 (310) 410-7290
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 1.   Changes in Control of Registrant

          None

Item 2.   Acquisition or Disposition of Assets

     On May 16, 2001, The Hartcourt Companies, Inc., a Utah Corporation (Company), completed the purchase of 51% of all of the issued and outstanding shares of common stock of Elephant Talk Limited ("ET"), for a total consideration valued at $4,194,000. The purchase price was paid at the Closing Date of May 16, 2001 as follows: $1,869,000 of the purchase price consisted of 1,000,000 restricted common shares of the Registrant, valued at $619,000 at the Closing, and a promissory note in the amount of $1,250,000, which shall be due and payable on February 16, 2002; and $2,325,000 of the purchase price was paid by issuance of 3,756,058 restricted common shares of the Registrant to nine shareholders of ET in proportion to their share holdings. The share price was calculated by dividing $2,325,000 by the average daily share closing value of the Company's common stock for the ten business days immediately preceding the date of Closing. As a result of the purchase, ET became a subsidiary of the Company. The acquisition was effected pursuant to a Sale and Purchase Agreement dated May 16, 2001 by and between ET, the existing shareholders of ET and the Company. The acquisition will be accounted for as a purchase.

     To the best knowledge of the Company, at the time of the acquisition there was no material relationship between (i) ET and the shareholders, and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer


Item 3.   Bankruptcy or Receivership

          None


Item 4.   Changes in Registrant's Certifying Accountant

          None

Item 5.   Other Events

          None

Item 6.   Resignation of Registrant's Directors

          None

Item 7.   Financial Statements and Exhibits

          A. Financial Statements of business acquired:                     Page

             1. Report of certified public accountants.                     F-1
             2. Balance Sheets at December 31, 2000 and 1999                F-2
             3. Income Statements for the years ended
                    December 31, 2000 and 1999                              F-3
             4. Cash Flow Statements for the year ended
                    December 31, 2000 and 1999                              F-4
             5. Notes to the Financial Statements for the year ended
                    December 31, 2000                                       F-5

          B. Proforma financial information (unaudited):
             1. Pro forma Consolidated Balance Sheets at December 31, 2000  F-18
             2. Pro forma consolidated Statements of Operations as of
                    December 31, 2000                                       F-20

          C. Exhibits:
             1. Press Release of Hartcourt Companies, Inc. dated
                    May 17, 2001.                                           F-22


Item 8.   Change in Fiscal Year

          None



                                   SIGNATURE


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE HARTCOURT COMPANIES INC.



Dated:  July 30, 2001                  By: /s/ Alan Phan
                                       -----------------
                                       Dr. Alan Phan
                                       Chairman of the Board

                                       ELEPHANT TALK LIMITED
                                       ---------------------

                                       Reports and Financial Statements
                                       For the year ended 31 December 2000

ELEPHANT TALK LIMITED
---------------------

REPORTS AND FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2000
-----------------------------------



CONTENTS                                                      PAGE(S)
-----------------------------                                 -------


DIRECTORS' REPORT                                              5 - 6


AUDITORS' REPORT                                               F-1


INCOME STATEMENT                                               F-2


BALANCE SHEET                                                  F-3


CASH FLOW STATEMENT                                            F-4


NOTES TO THE FINANCIAL STATEMENTS                              F-5 - F-15

ELEPHANT TALK LIMITED
---------------------

DIRECTORS' REPORT
-----------------

The directors present their annual report and the audited financial statements of the Company for the year ended 31 December 2000.


PRINCIPAL ACTIVITY

The Company continues to provide telecommunications services.


RESULTS

The result of the Company for the year ended 31 December 2000 are set out in the income statement on page 4.


PROPERTY, PLANT AND EQUIPMENT

Movements in property, plant and equipment of the Company during the year are set out in note 8 to the financial statements.


DIRECTORS

The directors during the year and up to date of this report were:

Choi Kin Pui
Duncanson Services Limited
Kwok Hiu Ti
Lam Kwok Hung, Pius
Liu Siu Lam, Marian
So Kwong Shing
Wong Sze Fung, Thomas
Yeung On Shing, Alfred

There being no provision to the contrary in the Company's Articles of Associations, all directors continue in office.

ELEPHANT TALK LIMITED
---------------------

DIRECTORS' INTERESTS

During the year, the Company had the following transactions with companies in which certain directors are interested in:

Nature of transaction Name of company     Interested directors       Amount HK$
--------------------- ---------------     --------------------       ----------
Calling service       Elephant Talk Inc.  Wong Sze Fung, Thomas      67,092,113
 costs paid                               Lam Kwok Hung, Pius

Commission paid       Elephant Talk Inc.  Wong Sze Fung, Thomas       2,793,720
                                          Lam Kwok Hung, Pius

Management fee paid   Jenwell Limited     Wong Sze Fung, Thomas         357,500
                      Wellgear Far East   Choi Kin Pui                  390,000
                        Limited
                      Wiseley Inter-      Lam Kwok Hung, Pius           165,750
                        national Limited
                                                                     ----------

Other than as disclosed above, no contracts of significance, to which the Company was a party and in which a director of the Company had a material interest, whether directly or indirectly, subsisted at the end of the year or at any time during the year.


AUDITORS

A resolution will be submitted to the annual general meeting to re-appoint Messrs. Deloitte Touche Tohmatsu as auditors of the Company.

On behalf of the Board





/s/ signed
------------
DIRECTOR

9 April 2001

AUDITORS' REPORT

TO THE SHAREHOLDERS OF ELEPHANT TALK LIMITED
--------------------------------------------------
(incorporated in Hong Kong with limited liability)

We have audited the financial statements on pages 4 to 16 which have been prepared in accordance with accounting principles generally accepted in Hong Kong.

Respective responsibilities of directors and auditors

The Companies Ordinance requires the directors to prepare financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently.

It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Opinion

In our opinion the financial statements give a true and fair view of the state of the Company's affairs as at 31 December 2000 and of its loss and cash flows for the year then ended and have been properly prepared in accordance with the Companies Ordinance.



/s/ Deloitte Touche Tohmatsu

9 April 2001

ELEPHANT TALK LIMITED
---------------------

INCOME STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2000
-------------------------------------------------------------------------------

                                       NOTES        2000               1999
                                       -----        ----               ----
                                                     HK$                HK$

Turnover                                         151,677,155       201,888,834
Direct costs                                    (150,088,934)     (176,066,431)
                                                 -----------       -----------
Gross profit                                       1,588,221        25,822,403
Other revenue                            4           742,221           680,800
Administrative expenses                          (11,957,561)      (19,182,893)
                                                 -----------       -----------
(Loss) profit from operations            5        (9,627,119)        7,320,310
Finance costs                            6           (94,904)           (1,361)
                                                 -----------       -----------
Net (loss) profit for the year                    (9,722,023)        7,318,949
Accumulated losses at beginning of the year       (2,012,333)       (9,331,282)
                                                 -----------       -----------
Accumulated losses at end of the year            (11,734,356)       (2,012,333)
                                                 ===========       ===========

There were no recognised gains or losses other than the net (loss) profit for the year.
-------------------------------------------------------------------------------

ELEPHANT TALK LIMITED
---------------------
BALANCE SHEET
AT 31 DECEMBER 2000
-------------------------------------------------------------------------------
                                       NOTES        2000               1999
                                       -----        ----               ----
                                                     HK$                HK$
Non-current assets
  Property, plant and equipment          8        15,240,650        16,178,276
  Investment in an associate             9         1,152,527                 -
                                                  ----------        ----------
                                                  16,393,177        16,178,276
                                                  ----------        ----------
Current assets
  Trade and other receivables                     12,270,784        40,317,335
  Deposits and prepayments                         7,052,314         9,718,915
  Amounts due from shareholders         10         2,000,000         2,000,000
  Amounts due from related companies    11         3,832,807         3,057,216
  Amount due from an associate          12           993,511                 -
  Bank balances and cash                             223,236           405,111
                                                  ----------        ----------
                                                  26,372,652        55,498,577
                                                  ----------        ----------
Current liabilities
  Trade payables and accrued charges              19,078,799        42,238,578
  Other payables and deposits received               353,860         1,223,294
  Amounts due to related companies      13         6,507,611         2,902,314
  Loans payable                         14         4,158,650         5,325,000
  Obligations under finance leases
    - amount due within one year        15           556,855                 -
  Bank overdraft                                   1,038,650                 -
                                                  ----------        ----------
                                                  31,694,425        51,689,186
                                                  ----------        ----------
Net current (liabilities) assets                  (5,321,773)        3,809,391
                                                  ----------        ----------
                                                  11,071,404        19,987,667
                                                  ==========        ==========
Capital and reserves
  Share capital                         16        22,000,000        22,000,000
  Accumulated losses                             (11,734,356)       (2,012,333)
                                                  ----------        ----------
Shareholders' funds                               10,265,644        19,987,667
Non-current liabilities
  Obligations under finance leases
    - amount due after one year         15           805,760                 -
                                                  ----------        ----------
                                                  11,071,404        19,987,667
                                                  ==========        ==========
-------------------------------------------------------------------------------
The financial statements on pages 4 to 16 were approved by the Board of Directors on 9 April 2001 and are signed on its behalf by:

______________/s/ signed___________         ____________/s/ signed_____________
         DIRECTOR                                  DIRECTOR

ELEPHANT TALK LIMITED
---------------------

CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2000
-------------------------------------------------------------------------------

                                       NOTES        2000               1999
                                       -----        ----               ----
                                                     HK$                HK$

NET CASH INFLOW FROM OPERATING
  ACTIVITIES                            17         5,818,758        32,480,029
                                                  ----------        ----------
RETURNS ON INVESTMENTS AND
  SERVICING OF FINANCE
Interest received                                     73,846           243,841
Finance lease charges paid                           (76,692)                -
Interest on borrowings paid                          (18,212)           (1,361)
                                                  ----------        ----------
NET CASH (OUTFLOW) INFLOW FROM
  RETURNS ON INVESTMENTS AND
  SERVICING OF FINANCE                               (21,058)          242,480
                                                  ----------        ----------
INVESTING ACTIVITY
Purchase of property, plant and equipment         (2,641,849)       (8,811,844)
Investment in an associate                        (1,152,527)                -
Increase in amount due from an associate            (993,511)                -
Increase in amounts due from related companies      (775,591)       (2,629,316)
Net proceeds from disposal of property,
  plant and equipment                                 18,000            21,960
                                                  ----------        ----------
NET CASH OUTFLOW FROM INVESTING
  ACTIVITIES                                      (5,545,478)      (11,419,200)
                                                  ----------        ----------
NET CASH INFLOW BEFORE FINANCING                     252,222        21,303,309
                                                  ----------        ----------
FINANCING                               18
Advances of loans payable                            583,650         1,750,000
Repayment of loans payable                        (1,750,000)       (1,925,000)
Repayment of obligations under finance leases       (306,397)                -
Repayment to a related company                             -       (21,215,990)
                                                  ----------        ----------
NET CASH OUTFLOW FROM FINANCING                   (1,472,747)      (21,390,990)
                                                  ----------        ----------
DECREASE IN CASH AND CASH EQUIVALENTS             (1,220,525)          (87,681)

CASH AND CASH EQUIVALENTS AT
  BEGINNING OF THE YEAR                              405,111           492,792
                                                  ----------        ----------
CASH AND CASH EQUIVALENTS AT
  END OF THE YEAR                       20          (815,414)          405,111
                                                  ==========        ==========

-------------------------------------------------------------------------------

ELEPHANT TALK LIMITED
---------------------
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2000
-------------------------------------------------------------------------------
1.   GENERAL

     The Company is a private limited company incorporated in Hong Kong.

     The Company continues to provide telecommunications services.

2.   BASIS OF PREPARATION OF FINANCIAL STATEMENTS

     The financial statements have been prepared on a going concern basis because the shareholders have agreed to provide adequate funds to enable the Company to meet in full its financial obligations as they fall due for the foreseeable future.

3.   PRINCIPAL ACCOUNTING POLICIES

     The financial statements have been prepared under the historical cost convention and in accordance with accounting principles generally accepted in Hong Kong. The principal accounting policies adopted are as follows:

     Turnover
     --------

     Turnover represents the amounts received and receivable from the provision of telecommunications services during the year.

     Revenue recognition
     -------------------

     Service income is recognised when services are rendered.

     Interest income is accrued on a time basis by reference to the principal outstanding and at the interest rate applicable.

     Dividend income is recognised when the Company's right to receive payment has been established.

     Property, plant and equipment
     -----------------------------

     Property, plant and equipment are stated at cost less depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its present working condition and location for its intended use. Expenditure incurred after the asset has been put into operation, such as repairs and maintenance and overhaul costs, is normally charged to the income statement in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the asset, the expenditure is capitalised as an additional cost of the asset.

     The gain or loss arising on the disposal or retirement of an asset is determined as the difference between the sale proceeds and the carrying amount of the asset and is recognised in the income statement.

ELEPHANT TALK LIMITED
---------------------

3.   PRINCIPAL ACCOUNTING POLICIES - continued

     Property, plant and equipment - continued
     -----------------------------

     Where the recoverable amount of an asset has declined below its carrying amount, the carrying amount is reduced to reflect the decline in value. In determining the recoverable amount of assets, expected future cash flows are not discounted to their present values.

     Depreciation is provided to write off the cost of property, plant and equipment over their estimated useful lives, using the straight line basis, at the following rates per annum:

         Communication and computer equipment        15%
         Furniture and fixtures                      25%
         Leasehold improvements                  33 1/3%
         Office equipment                            25%

     In previous years, depreciation was provided to write off the cost of communication and computer equipment over their estimated useful lives, using the straight line method, at 25% per annum. During the year, the directors re-assessed the appropriateness of the depreciation policy on communication and computer equipment and considered the estimated useful lives of communication and computer equipment can be lengthened from 4 years to 62/3 years. In the opinion of the directors, they considered the extension of the estimated useful lives of communication and computer equipment reflects more fairly the present condition and usage of communication and computer equipment. Accordingly, the carrying value of communication and computer equipment is depreciated on a prospective basis over the remaining estimated useful lives on a straight line basis. The effect of this change in the assessment of the estimated useful lives of communication and computer equipment is to reduce the depreciation charges for the current year by approximately HK$2,936,000.

     Assets held under finance leases are depreciated over their estimated useful lives on the same basis as owned assets or, where shorter, the term of the relevant lease.

     Finance lease
     -------------

     Leases are classified as finance leases when the terms of the lease transfer substantially all the risks and rewards of ownership of the assets concerned to the Company. Assets held under finance leases are capitalised at their fair value at the date of acquisition. The corresponding liability to the lessor, net of interest changes, is included in the balance sheet as a finance lease obligation. Finance costs, which represent the difference between the total leasing commitments and the fair value of the assets acquired, are charged to the income statement over the period of the relevant leases so as to produce a constant periodic rate of charge on the remaining balances of the obligations for each accounting period.

     All other leases are classified as operating leases and the rentals payable are charged to the income statement on a straight line basis over the relevant terms of leases.

ELEPHANT TALK LIMITED
---------------------

3.   PRINCIPAL ACCOUNTING POLICIES - continued

     Associate
     ---------

     An associate is an enterprise over which the Company is in a position to exercise significant influence through participation in the financial and operating policy decisions of the investee.

     Investment in an associate is stated at cost, as reduced by any decline in the value of the associate that is other than temporary.

     Taxation
     --------

     The charge for taxation is based on the results for the year after adjusting for items which are non-assessable or disallowed. Certain items of income and expense are recognised for tax purposes in a different accounting period from that in which they are recognised in the financial statements. The tax effect of the resulting timing differences, computed under the liability method, is recognised as deferred taxation in the financial statements to the extent that it is probable that a liability or asset will crystallise in the foreseeable future.

     Foreign currencies
     ------------------

     Transactions in foreign currencies are translated at the approximate rates ruling on the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are re-translated at the rates ruling on the balance sheet date. Gains and losses arising on exchange are dealt with in the income statement.


4.   OTHER REVENUE

     Included in other revenue is interest on bank deposits of HK$73,846 (1999:
HK$243,841).

ELEPHANT TALK LIMITED
---------------------

5.   (LOSS) PROFIT FROM OPERATIONS
                                                    2000              1999
                                                 ---------         ---------
                                                     HK$               HK$
        (Loss) profit from operations has been
        arrived at after charging:

        Directors' remuneration
          Fees                                           -                 -
          Other emoluments                         230,750           398,500
        Other staff costs                        3,054,868         5,491,733
                                                ----------        ----------
        Total staff costs                        3,285,618         5,890,233
                                                ----------        ----------
        Auditors' remuneration                     163,782           144,000
        Bad debts written off                      474,434           848,053
        Depreciation of property,
                plant and equipment:
          Owned assets                           4,941,386         6,670,475
          Assets held under finance leases         222,930                 -
        Facilities rental expenses              22,409,424        29,788,151
        Loss on disposal of property,
          plant and equipment                       66,171                 -
        Operating lease rentals in
          respect of premises                      407,547           839,740
                                                ==========        ==========

6.   FINANCE COSTS
                                                    2000              1999
                                                 ---------         ---------
                                                     HK$               HK$

        Finance lease charges                       76,692                 -
        Interest on borrowings wholly
          repayable within five years               18,212             1,361
                                                   -------            ------
                                                    94,904             1,361
                                                   =======            ======

7.   TAXATION

     No provision for Hong Kong Profits Tax has been made in the financial statements as the Company incurred a loss for the year.

     No provision for Hong Kong Profits Tax had been made in the previous year as the estimated assessable profit was wholly absorbed by tax losses brought forward.

     Details of unrecognised deferred taxation are set out in note 22.

ELEPHANT TALK LIMITED
---------------------

8.   PROPERTY, PLANT AND EQUIPMENT

                 Communication   Furniture
                 and computer    and         Leasehold     Office
                 equipment       fixtures    improvements  equipment    Total
                 ------------    ---------   ------------  ---------  ----------
                      HK$           HK$          HK$          HK$         HK$
COST
At 1 January
    2000           35,849,078      531,292     271,065    135,405    36,786,840
Additions           2,696,480      183,571   1,118,733    312,077     4,310,861
Disposals            (873,816)           -           -    (16,500)     (890,316)
                   ----------      -------   ---------    -------    ----------
At 31 December
     2000          37,671,742      714,863   1,389,798    430,982    40,207,385
                   ----------      -------   ---------    -------    ----------
DEPRECIATION
At 1 January
     2000          19,804,580      445,414     271,065     87,505    20,608,564
Provided for
     the year       4,879,700       62,053     138,510     84,053     5,164,316
Eliminated on
     disposals       (789,645)           -           -    (16,500)     (806,145)
                   ----------      -------   ---------    -------    ----------
At 31 December
     2000          23,894,635      507,467     409,575    155,058    24,966,735
                   ----------      -------   ---------    -------    ----------
NET BOOK VALUES
At 31 December
     2000          13,777,107      207,396     980,223    275,924    15,240,650
                   ==========      =======   =========    =======    ==========
At 31 December
     1999          16,044,498       85,878           -     47,900    16,178,276
                   ==========      =======   =========    =======    ==========

     At the balance sheet date, the net book value of communication and computer equipment included an amount of HK$1,446,082 (1999: nil) in respect of assets held under finance leases.

ELEPHANT TALK LIMITED
---------------------

9.   INVESTMENT IN AN ASSOCIATE
                                                 2000              1999
                                               ---------         ---------
                                                  HK$               HK$

         Unlisted shares, at cost               1,152,527                -
                                                =========        =========

         Particulars of the associate at 31 December 2000 are as follows:

                                      Proportion of nominal
                                        value of issued
                                      ordinary share capital
                         Place of        held directly
Name of associate        incorporation   by the Company     Principal activities
-----------------------  -------------   --------------     --------------------

ETNS Singapore Pte Ltd.  Republic of        42.9%           Provision of
                         Singapore                          telecommunications
                                                            services

     During the year, the Company's share of loss of the associate amounted to HK$326,918. At the balance sheet date, the Company's share of net assets of the associate amounted to HK$809,445.

     Details of the Company's share of the post-acquisition reserves of an associate are as follows:
                                                   Accumulated   Translation
                                                      loss         reserve
                                                   -----------   -----------
                                                       HK$          HK$

         Share of loss for the year                 (326,918)            -
         Share of exchange differences
            arising on translation
            of overseas operation                          -       (16,164)
                                                     -------        ------
         Balance at 31 December 2000                (326,918)      (16,164)
                                                     =======        ======

10.  AMOUNTS DUE FROM SHAREHOLDERS
                                                   2000 & 1999
                                                   -----------
                                                       HK$

         Ieong Hio Tong, Ken                         500,000
         Jenwell Limited                             500,000
         Wellgear Far East Limited                   500,000
         Wiseley International Limited               500,000
                                                   ---------
                                                   2,000,000
                                                   =========

     The amounts are unsecured, non-interest bearing and have no fixed terms of repayment.

ELEPHANT TALK LIMITED
---------------------

11.  AMOUNTS DUE FROM RELATED COMPANIES

     Particulars of the amounts due from related companies are as follows:

                                     Balance    Balance    Maximum amount
                                       at         at        outstanding
     Name of related company       31.12.2000  1.1.2000    during the year
     ---------------------------   ----------  ---------   ---------------
                                       HK$        HK$           HK$

     ET Network Services Limited   1,732,807   3,057,216      6,995,753
     Wizard Services Limited       2,100,000           -      2,100,000
                                   ---------   ---------      ---------
                                   3,832,807   3,057,216
                                   =========   =========

     Choi Kin Pui is director of the Company and has beneficial interest in the above companies.

     The amounts are unsecured, non-interest bearing and have no fixed terms of repayment.


12.  AMOUNT DUE FROM AN ASSOCIATE

     The amount is unsecured, non-interest bearing and on terms similar to those applicable to normal trading transactions with unrelated parties.


13.  AMOUNTS DUE TO RELATED COMPANIES

     Certain directors of the Company are directors of and have controlling interests in these companies. The amounts are unsecured, non-interest bearing and have no fixed terms of repayment.


14.  LOANS PAYABLE
                                                2000                1999
                                             ---------           ---------
                                                 HK$                 HK$
         Loans from:
           Directors                         1,233,650           2,400,000
           Others                            2,925,000           2,925,000
                                             ---------           ---------
                                             4,158,650           5,325,000
                                             =========           =========

     The loans are unsecured, non-interest bearing and have no fixed terms of repayment.

ELEPHANT TALK LIMITED
---------------------

15.  OBLIGATIONS UNDER FINANCE LEASES
                                                 2000              1999
                                               ---------         ---------
                                                  HK$               HK$
     The maturity of obligations under
           finance leases is as follows:

     Within one year                             556,855                -
     In the second to fifth years inclusive      805,760                -
                                               ---------          -------
     Total                                     1,362,615                -
     Less: Amount due within one year
           shown under current liabilities      (556,855)               -
                                               ---------          -------
     Amount due after one year                   805,760                -
                                               =========          =======


16.  SHARE CAPITAL
                                                                 Issued and
                                               Authorised        fully paid
                                               2000 & 1999       2000 & 1999
                                               ---------         ---------
                                                  HK$               HK$

         Ordinary shares of HK$1 each          25,000,000        22,000,000
                                               ==========        ==========

     There were no changes in the Company's authorised, issued and fully paid share capital during both years.


17.  RECONCILIATION OF NET (LOSS) PROFIT FOR THE YEAR TO NET
     CASH INFLOW FROM OPERATING ACTIVITIES
                                                        2000             1999
                                                    ----------      ----------
                                                         HK$              HK$

Net (loss) profit for the year                      (9,722,023)      7,318,949
Interest income                                        (73,846)       (243,841)
Interest expenses                                       94,904           1,361
Depreciation of property, plant and equipment        5,164,316       6,670,475
Bad debts written off                                  474,434         848,053
Loss on disposal of property, plant and equipment       66,171               -
Decrease in trade and other receivables             27,572,117       6,048,879
Decease (increase) in deposits and prepayments       2,666,601      (4,718,677)
(Decrease) increase in trade payables and
                    accrued charges                (23,159,779)     17,309,985
Decrease in other payables and deposits received      (869,434)     (3,657,469)
Increase in amounts due to related companies         3,605,297       2,902,314
                                                    ----------      ----------
         Net cash inflow from operating activities   5,818,758      32,480,029
                                                    ==========      ==========

ELEPHANT TALK LIMITED
---------------------

18.  ANALYSIS OF CHANGES IN FINANCING DURING THE YEAR

                                                     Amount due    Obligations
                                           Loans    to a related      under
                                          payable     company     finance leases
                                         ---------   ----------     ---------
                                             HK$         HK$           HK$

At 1 January 1999                        5,500,000   21,215,990             -
Advances during the year                 1,750,000            -             -
Repayments during the year              (1,925,000) (21,215,990)            -
                                         ---------   ----------     ---------
At 31 December 1999 and 1 January 2000   5,325,000            -             -
Advances during the year                   583,650            -             -
Inception of new finance leases (note 19)        -            -     1,669,012
Repayments during the year (1,750,000)           -     (306,397)
                                         ---------   ----------     ---------
At 31 December 2000                      4,158,650            -     1,362,615
                                         =========   ==========     =========


19.  MAJOR NON-CASH TRANSACTION

     The Company entered into finance leases in respect of acquisition of property, plant and equipment with a total capital value of HK$1,669,012 at the inception of the leases.


20.  ANALYSIS OF THE BALANCES OF CASH AND CASH EQUIVALENTS

                                                   2000              1999
                                                ---------           -------
                                                    HK$               HK$

     Bank balances and cash                       223,236           405,111
     Bank overdraft                            (1,038,650)                -
                                                ---------           -------
                                                 (815,414)          405,111
                                                =========           =======

21.  OPERATING LEASE COMMITMENTS

     At the balance sheet date, the Company had annual commitments payable in the following year under non-cancellable operating leases in respect of rented premises as follows:
                                                   2000               1999
                                                 --------           -------
                                                    HK$                HK$
     Operating leases which expire:

     Within one year                               67,760                 -
     In the second to fifth years inclusive       782,400           813,120
                                                  -------           -------
                                                  850,160           813,120
                                                  =======           =======

ELEPHANT TALK LIMITED
---------------------

22.  UNRECOGNISED DEFERRED TAXATION

     Deferred taxation has not been recognised in the financial statements as it is not certain as to whether the net potential benefit will be realised in the foreseeable future.

     At the balance sheet date, the potential deferred taxation asset (liability) which has not been recognised in the financial statements is as follows:

                                                       2000              1999
                                                     ---------        ---------
                                                        HK$               HK$
Tax effect of timing differences attributable to:

Tax losses available to set off against
  future taxable profits                             3,928,000        2,348,000
Difference between depreciation allowances claimed
  for tax purposes and depreciation charged in the
  financial statements                              (2,180,000)      (2,533,000)
                                                     ---------        ---------
Net deferred tax asset (liability) not recognised    1,748,000         (185,000)
                                                     =========        =========

     The amount of unprovided deferred taxation (credit) charge for the year is as follows:

                                                       2000              1999
                                                     ---------        ---------
                                                        HK$               HK$
Tax effect of timing differences attributable to:

Tax losses (arising) utilised                       (1,580,000)       1,270,000
Difference between depreciation allowances claimed
  for tax purposes and depreciation charged in the
  financial statements                                (353,000)         358,000
                                                     ---------        ---------
                                                    (1,933,000)       1,628,000
                                                     =========        =========


23.  POST BALANCE SHEET EVENT

     On 1 January 2001, the Company entered into an agreement with a third party and shareholders of the Company. Pursuant to the agreement, the Company will increase the authorised share capital from HK$25,000,000 to HK$26,400,000 by creation of 1,400,000 additional shares to rank pari passu with the existing share in all respects and the Company will issue 4,400,000 shares to the third party at a total price of US$1,500,000 (the "Transactions"). Completion of the Transactions is subject to the term and condition in the agreement. Up to the date of this report, the Transactions have not been completed.

ELEPHANT TALK LIMITED
---------------------

24.  RELATED PARTY TRANSACTIONS

     During the year, the Company had transactions with the following related parties:

                                                       2000              1999
                                                    ----------       ----------
                                                        HK$               HK$

Calling service costs paid to a related company     67,092,113       74,935,500
Commission paid to a related company                 2,793,720        2,902,314
Management fee paid to shareholders                    913,250        1,512,875
                                                    ==========       ==========

     Certain directors of the Company are the common directors of these companies and have controlling interest/beneficial interest in these companies.

     Calling service costs paid to a related company were based on an actual cost reimbursement basis. Other transactions were carried out after negotiations between the Company and the related parties.

     The Company also received calling service income from an associate amounting to HK$1,616,628. In the opinion of directors, such transactions were carried out on terms similar to those applicable to transactions with unrelated parties.



























-------------------------------------------------------------------------------

DETAILED INCOME STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2000
-------------------------------------------------------------------------------
                                                2000               1999
                                             -----------       -----------
                                                 HK$                HK$

SERVICES INCOME                              151,677,155       201,888,834

DIRECT COSTS                                 150,088,934       176,066,431
                                             -----------       -----------
GROSS PROFIT                                   1,588,221        25,822,403

OTHER REVENUE                                    742,221           680,800
                                             -----------       -----------
                                               2,330,442        26,503,203
                                             -----------       -----------
ADMINISTRATIVE EXPENSES
Auditors' remuneration                           163,782           144,000
Bad debts written off                            474,434           848,053
Bank charges                                     193,651           107,400
Building management fee                          118,743           238,423
Computer expenses                                 34,970           116,894
Depreciation of property, plant and equipment  5,164,316         6,670,475
Donation                                           6,200                 -
Directors' remuneration                          230,750           398,500
Electricity and water                             24,609            51,430
Entertainment                                    165,443           518,306
Insurance                                         27,943            90,828
Legal and professional fees                      192,189           136,432
Licence fees                                       2,750               750
Local travelling and transportation               83,902           181,401
Loss on disposal of property, plant and equipment 66,171                 -
Management fee                                   913,250         1,512,875
Overseas travelling                              181,640           431,424
Postage and delivery services                     62,785           100,090
Printing and stationery                           32,535           133,771
Rent and rates                                   422,093         1,028,262
Repair and maintenance                            19,109            50,881
Salaries and commission                        3,054,868         5,491,733
Staff messing and welfare                         44,221            88,266
Staff recruitment                                  6,694            14,877
Subscription fees                                 53,898            36,330
Sundry                                            53,161            90,839
Telephone, facsimile and paging                  163,454           700,653
                                             -----------       -----------
                                              11,957,561        19,182,893
                                             -----------       -----------
(LOSS) PROFIT FROM OPERATIONS                 (9,627,119)        7,320,310

FINANCE CHARGES                                   76,692                 -

INTEREST ON BORROWINGS WHOLLY
  REPAYABLE WITHIN FIVE YEARS                     18,212             1,361
                                             -----------       -----------
NET (LOSS) PROFIT FOR THE YEAR                (9,722,023)        7,318,949
                                             ===========       ===========
-------------------------------------------------------------------------------

                          THE HARTCOURT COMPANIES, INC.
                                AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2000
                                   (UNAUDITED)

                 THE HARTCOURT COMPANIES, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2000 (UNAUDITED)

                                                Historical
                                                         Elephant       Pro Forma      Pro Forma
                                           Hartcourt     Talk, Inc.    Adjustments     Hartcourt
                                        ------------   ------------   ------------   ------------
                    CURRENT ASSETS
  Cash and cash equivalents             $    402,993   $     28,620   $       --     $    431,613
  Accounts receivable, net of allowance      146,891      1,573,177           --        1,720,068
  Inventory                                   66,331           --             --           66,331
  Notes receivable                            70,000           --             --           70,000

Prepaid expenses and other assets             56,378        904,144           --          960,522

Due from related party                       176,697        875,169           --        1,051,866
                                        ------------   ------------   ------------   ------------

Total Current Assets                         919,290      3,381,110           --        4,300,400
                                        ------------   ------------   ------------   ------------

PROPERTY & EQUIPMENT - NET                   736,259      1,953,929           --        2,690,188

INVESTMENTS                                1,258,050        147,760           --        1,405,810

OTHER ASSETS

Goodwill, net                              2,856,786           --        2,624,067 (1)  5,480,853

Advances pursuant to merger                3,019,884           --             --        3,019,884

Computer software costs, net                 970,172           --             --          970,172
                                        ------------   ------------   ------------   ------------
     Total Other Assets                    6,846,842           --        2,624,067      9,470,909
                                        ------------   ------------   ------------   ------------
TOTAL ASSETS                            $  9,760,441   $  5,482,799   $  2,624,067   $ 17,867,307
------------                            ============   ============   ============   ============
                   CURRENT LIABILITIES
  Cash overdraft                                   -        133,160              -        133,160
  Accounts payable                           723,647      2,446,000              -      3,169,647
  Deferred revenue                           112,456         45,367              -        130,882
  Capital lease                                    -         71,392              -         71,392
  Notes payable - current portion             33,788        533,160              -      1,176,814
  Accrued expenses and other current
           liabilities                       130,632              -              -        157,574
  Payables to related parties              2,146,454        834,309      1,250,000 (2)  4,230,763
                                        ------------   ------------   ------------   ------------
Total Current Liabilities                  3,146,977      4,063,388      1,250,000      9,070,232

NOTES PAYABLE, NET OF CURRENT PORTION        609,867        103,303              -        103,303
                                        ------------   ------------   ------------   ------------
TOTAL LIABILITIES                          3,756,844      4,166,691      1,250,000      9,173,535
-----------------                       ------------   ------------   ------------   ------------

                                                             Historical
                                                                      Elephant       Pro Forma      Pro Forma
                                                        Hartcourt     Talk, Inc.    Adjustments     Hartcourt
                                                     ------------   ------------   ------------   ------------

                        COMMITMENTS AND CONTINGENCIES           -              -              -              -

                        MINORITY INTERESTS                757,475              -        644,892      1,402,367

                        SHAREHOLDERS' EQUITY
  Preferred Stock:
  Original preferred stock, $0.01 par value, 1,000             10              -              -             10
    shares authorized, issued and outstanding
  Class A, 10,000,000 shares authorized, none issued and
    outstanding at December 31, 2000 and 1999, respectively     -              -              -              -
  Series A, $1,000 stated value, 4,000 shares authorized,
    none issued and outstanding at December 31, 2000
    and 1999, respectively                                      -              -              -              -
  Series B, $1,000 stated value, 2,000 shares authorized,
    none issued and outstanding at
    December 31, 2000 and 1999, respectively                    -              -              -              -
  Series C, $1,000 stated value, 1,500 shares authorized,
    none issued and outstanding at
    December 31, 2000 and 1999, respectively                    -              -              -              -
  Series D, $1,000 stated value, 10,000 shares authorized,
    none issued and outstanding at
    December 31, 2000 and 1999, respectively                    -              -              -              -
  Series AB, $100 stated value, 25,000 shares authorized,
    none issued and outstanding at
    December 31, 2000 and 1999, respectively                    -              -              -              -
                                                     ------------   ------------   ------------   ------------

    Total Preferred Stock                                      10              -              -             10

  Common stock, $.0.001 par value, 100,000,000 shares
    authorized, 66,932,102 shares issued and outstanding
    at December 31, 2000 and 1999, respectively            62,176      2,820,513     (2,815,757) (2)    66,932
  Common stock to be issued 4,000,000 shares
     at December 31, 2000                                   4,000              -              -          4,000
  Stock subscription receivable                       (12,192,094)             -              -    (12,192,094)
  Treasury stock, at cost 3,557,832 shares
     at December 31, 2000                              (1,918,634)             -              -     (1,918,634)
  Additional paid in capital                           62,464,649              -      4,189,244     66,653,893
  Accumulated deficit                                 (43,173,985)    (1,504,405)      (644,312)   (45,322,702)
                                                     ------------   ------------   ------------   ------------
    Total Shareholders' Equity                          5,246,122      1,316,108        729,175      7,291,405
                                                     ------------   ------------   ------------   ------------


TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $  9,760,441   $  5,482,799   $  2,624,067   $ 17,867,307
                                                     ============   ============   ============   ============

                 THE HARTCOURT COMPANIES, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                       AS OF DECEMBER 31, 2000 (UNAUDITED)

                                         Historical                           Pro Forma
                                                    Elephant
                                       Hartcourt    Talk, Inc.         Adjustments       Hartcourt
                                 ---------------  --------------   ---------------    --------------
          NET SALES                $   1,531,339   $  19,445,789        $        -    $   20,977,128

COST OF SALES                          1,499,651      19,242,171                 -        20,741,822
                                 ---------------  --------------   ---------------    --------------

GROSS PROFIT                              31,688         203,618                 -           235,306
                                 ---------------  --------------   ---------------    --------------
OPERATING EXPENSES

 Selling, general and administrative   3,485,229       1,533,021                 -         5,018,250

 Depreciation and amortization           458,232               -           291,562 (3)       749,794

 Impairments                           3,546,471               -                 -         3,546,471

 Settlements                                   -               -                 -                 -
                                 ---------------  --------------   ---------------    --------------
     Total Operating Expenses          7,489,932       1,533,021           291,562         9,314,515
                                 ---------------  --------------   ---------------    --------------
LOSS FROM CONTINUING OPERATIONS
BEFORE OTHER INCOME (EXPENSE)         (7,458,244)     (1,329,403)         (291,562)       (9,079,209)
                                 ---------------  --------------   ---------------    --------------
          OTHER INCOME (EXPENSE)
 Equity in earnings of affiliate          60,614               -                 -            60,614
 Interest expense                       (125,792)        (12,167)                -          (137,959)
 Interest income                          35,577          95,157                 -           130,714
 Loss on disposal of fixed assets       (193,905)              -                 -          (193,905)
 Other Income                             28,033               -                 -              (538)
 Other expense                            (1,338)              -                 -            27,233
                                 ---------------  --------------   ---------------    --------------
     Total Other Income (Expense)       (196,811)         82,990                 -          (113,821)
                                 ---------------  --------------   ---------------    --------------
LOSS FROM CONTINUING OPERATIONS
BEFORE MINORITY INTEREST              (7,655,055)     (1,246,413)         (291,562)       (9,193,030)

  Less: Loss in subsidiaries
attributed to minority interests         864,176               -          (610,742)          253,434
                                 ---------------  --------------   ---------------    --------------
NET LOSS                         $    (6,790,879) $   (1,246,413)  $      (902,304)   $   (8,939,596)
--------                         ===============  ==============   ===============    ==============
 BASIC AND DILUTED LOSS
      PER COMMON SHARE           $         (.011)                                     $         (.07)

Weighted average number of
common shares
outstanding - basic and diluted       59,486,747                         4,756,058 (2)    64,242,805
                                 ===============                   ===============    ==============

NOTE:

(1) Represents goodwill associated with the purchase of Elephant Talk, Inc.

(2) Represents the effect of the Hartcourt Companies' common stock and notes payable issued for the purchase of Elephant Talk, Inc.

(3) Represents the amortization of goodwill for the indicated period calculated using the straight-line method over an estimated life of nine years.

Thursday May 17, 9:02 am Eastern Time

Press Release

SOURCE: Hartcourt Companies, Inc.

Hartcourt Completes Acquisition of Fifty-One Percent of Elephant Talk

Hong Kong Based Elephant Talk is a Leading International Long Distance Telecom Service Provider

LOS ANGELES, May 17 /PRNewswire/ -- The Hartcourt Companies, Inc. (OTC Bulletin
Board: HRCT, Frankfurt: HCT), www.hartcourt.com, announced today that the company has completed the purchase of fifty-one percent of Elephant Talk. Details of the transaction will be disclosed on form 8K, which the Company will file shortly.

Mr. Russelle Choi, Chairman and CEO of Elephant Talk, said, "We are happy to be a member of the Hartcourt Group. Through our dedicated effort and excellent customer service, Elephant Talk is now viewed as a premium brand name company throughout Hong Kong and parts of China. With the support of Hartcourt, we intend to spread our wings and target a much larger portion of the growing Asian market." Hartcourt Chairman, Dr. Alan V. Phan, commented: "Upon completion of this acquisition, we will be able to consolidate Elephant Talk's revenue onto Hartcourt's balance sheet. We are looking forward to assisting Elephant Talk in developing an improved profit model and significant expansion of its telecom services within the fastest growing and most profitable telecom market in the world."

About Elephant Talk

Based in Hong Kong, Elephant Talk is one of the leading international long-distance service providers to Hong Kong and portions of China. Established in 1995, it holds a number of licenses including US FCC 214, HK ETS and ISP PNETS allowing it to provide voice, data transmission like IDD, pre-paid calling card and ISP services. Its customers include major telecom carriers based in the U.S. and Hong Kong.
Additional information regarding Elephant Talk can be found at www.elephanttalk.com.

About Hartcourt

The Hartcourt Companies is a holding and development company that is building a network of Internet and telecommunication service companies in The People's Republic of China, including Hong Kong, in partnership with Chinese entrepreneurs as well as Chinese government-owned entities. Hartcourt's business goal over the next three years is to benefit from a series of IPOs or spin-offs of its core business holdings and investments in Greater China. Additional information regarding Hartcourt can be found at www.hartcourt.com.

Forward-looking statements

Certain statements in this news release may constitute "forward looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve risks, uncertainties and other factors, which may cause the actual results, performance or achievement expressed or implied by such forward looking statements to differ materially from the forward looking statements.

SOURCE: Hartcourt Companies, Inc.
                                      F-22